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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 27, 2004


                       SOVEREIGN SPECIALTY CHEMICALS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


Delaware                           333-39373                   36-4176637
(State of Incorporation)      (Commission file No.)       (IRS Employer Number)

              225 W. Washington St., Suite 1450, Chicago, IL 60606
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's Telephone Number, Including Area Code: (312) 223-7970
                    Registrant's Web Address: sovereignsc.com


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ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 27, 2004, Sovereign Specialty Chemicals, Inc. issued a press release to provide an update on operations of the Company. A copy of the press release is attached hereto as Exhibit 99.1.



ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c.)     Exhibits

                  Exhibit 99.1 Press release of Sovereign Specialty Chemicals, Inc. dated February 27, 2004, regarding an update on operating results for the three and twelve months ended December 31, 2003 and announcement of a fourth quarter conference call.



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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              SOVEREIGN SPECIALTY CHEMICALS, INC.
                                       (registrant)

                              By:  /s/ Terry D. Smith
                                   ------------------
                                   Terry D. Smith
                                   Vice President and Chief Financial Officer


Dated: February 27, 2004